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                                                                    EXHIBIT 10.2

                                 FIRST AMENDMENT

       THIS FIRST AMENDMENT (the "Amendment") is made and entered into as of the 3rd day of May, 2007, by and between PS BUSINESS PARKS, L.P., a California Limited Partnership ("Landlord"), and RAPTOR NETWORKS TECHNOLOGY, INC., a California Corporation ("Tenant").

                                    RECITALS

A. Landlord and Tenant are parties to that certain lease dated May, 3, 2004 (collectively, the "Lease"). Pursuant to the Lease, Landlord has leased to Tenant space currently containing approximately 11,118 rentable square feet (the "Premises") described as Suite No. 150 on the first floor of the building commonly known as the 1241 Building located at 1241 E. Dyer Road, Santa Ana, CA 92705 (the "Building"), which is a part of the project commonly referred to as Orange County Business Center (the "Project").

B. Tenant and Landlord mutually desire that the Lease be amended on and subject to the following terms and conditions.

       NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

I. AMENDMENT. Effective as of the date hereof (unless different effective date(s) is/are specifically referenced in this Section), Landlord and Tenant agree that the Lease shall be amended in accordance with the following terms and conditions:

       A. Lease renewal shall be for twenty-four (24) months commencing on August 1, (2007) and expiring on July 31, (2009.)

       B.     Base Rent Schedule is as follows:

          ----------------------------------------------------------------------
                          Period of Term                    Monthly
                                                            Base Rent
          ----------------------------------------------------------------------
               August 1, 2007 -- July 31, 2008       $2.10/SF ($23,347.80/month)
          ----------------------------------------------------------------------
               August 1, 2008 -- July 31, 2009       $2,17/SF ($24,126.06/month)
          ----------------------------------------------------------------------

       C.     Tenant Improvements:

              1. Landlord shall repair and/or re-work HVAC systems to bring to good working order.
              2. Landlord shall steam clean carpets in 1st month and 13th months.
              3. Landlord shall have janitorial services clean the interior restrooms of the Premises.

       D. Security Deposit. Landlord shall retain the existing Security Deposit in the amount of $46,695.60 for the Renewal Term.

       E.     Base Year shall be amended to 2007.

II.    MISCELLANEOUS.

       A. This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Tenant be entitled to any rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any


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              similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Amendment.

       B. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

       C. In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

       D. Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant, Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

       E. The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

       F. With exception of Travers Realty, Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Amendment. Tenant agrees to indemnify and hold Landlord, its members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents (collectively, the "LANDLORD RELATED PARTIES") harmless from all claims of any brokers claiming to have represented Tenant in connection with this Amendment. Landlord hereby represents to Tenant that Landlord has dealt with no broker, with exception of Travers Realty, in connection with this Amendment. Landlord agrees to indemnify and hold Tenant, its members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents (collectively, the "TENANT RELATED PARTIES") harmless from all claims of any brokers claiming to have represented Landlord in connection with this Amendment.

       G. Each signatory of this Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting. Tenant hereby represents and warrants that neither Tenant, nor any persons or entities holding any legal or beneficial interest whatsoever in Tenant, are (i) the target of any sanctions program that is established by Executive Order of the President or published by the Office of Foreign Assets Control, U.S. Department of the Treasury ("OFAC"); (ii) designated by the President or OFAC pursuant to the Trading with the Enemy Act, 50 U.S.C. App. ss. 5, the International Emergency Economic Powers Act, 50 U.S.C. ss.ss. 1701-06, the Patriot Act, Public Law 107-56, Executive Order 13224 (September 23, 2001) or any Executive Order of the President issued pursuant to such statutes; or (iii) named on the following list that is published by OFAC: "List of Specially Designated Nationals and Blocked Persons." If the foregoing representation is untrue at any time during the Term, an [EVENT OF DEFAULT] under the Lease will be deemed to have occurred, without the necessity of notice to Tenant.

       H. Redress for any claim against Landlord under the Lease and this Amendment shall be limited to and enforceable only against and to the extent of Landlord's interest in the Building. The obligations of Landlord under the Lease are not intended to and shall not be personally binding on, nor shall any resort be had to the private properties of, any of its trustees or board of directors and officers, as the case may be, its investment manager, the general partners thereof, or any beneficiaries, stockholders, employees, or agents of Landlord or the investment manager.


                       [SIGNATURES ARE ON FOLLOWING PAGE]


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       IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.


                                        LANDLORD:


                                        PS BUSINESS PARKS, LP., A
                                        CALIFORNIA LIMITED PARTNERSHIP


                                             By: /s/ Stuart Hutchison
                                                 -------------------------------
                                                 Name: Stuart Hutchison
                                                 Title: Assistant Vice President




                                        TENANT:

                                        RAPTOR NETWORKS TECHNOLOGY, INC., A
                                        CALIFORNIA CORPORATION


                                             By: /s/ Thomas M. Wittenschlaeger
                                                 -------------------------------
                                                 Name: Thomas M. Wittenschlaeger
                                                 Title: CEO & President

                                             By: /s/ Bob Van Leyen
                                                 -------------------------------
                                                 Name: Bob Van Leyen
                                                 Title: CFO


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